UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 21, 2005

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On July 21, 2005, PDF Solutions, Inc. (the “Company”) issued a press release regarding its financial results for the three and six-month periods ended June 30, 2005. A copy of the press release announcing these financial results was attached as Exhibit 99.1 to the Form 8-K filed on July 21, 2005, although the copy filed by 8-K inadvertently contained additional financial results from earlier periods that had been previously disclosed and were not contained in the press release that was issued. In addition, the copy filed by 8-K did not contain the GAAP reconciliation page that was in the press release as issued. The press release as issued was made available on the Company’s website prior to the filing of the 8-K. The corrected version of the press release, which now conforms to the press release as it was issued, is attached hereto as Exhibit 99.1.
     Also on July 21, 2005, the Company issued a press release regarding the financial outlook for the third and fourth quarters of fiscal 2005. There were no changes to this exhibit, although it is being re-filed herewith for convenience.
Item 9.01. Financial Statements and Exhibits.
  (c) Exhibits.
     99.1 Press Release of PDF Solutions, Inc. dated July 21, 2005, entitled “PDF Solutions Reports Record Second Quarter 2005 Revenue.”
     99.2 Press Release of PDF Solutions, Inc. dated July 21, 2005 entitled “PDF Solutions Provides Financial Outlook for the Third and Fourth Quarters of Fiscal 2005.”

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF Solutions, Inc.

By:	/s/ P. Steven Melman

Name:	P. Steven Melman
Title:	Vice President, Finance and Administration and Chief Financial Officer
Dated: July 26, 2005

3

EXHIBIT INDEX

Number	Exhibit
99.1	99.1 Press Release of PDF Solutions, Inc. dated July 21, 2005, entitled “PDF Solutions Reports Record Second Quarter 2005 Revenue.”

99.2	99.2 Press Release of PDF Solutions, Inc. dated July 21, 2005 entitled “PDF Solutions Provides Financial Outlook for the Third and Fourth Quarters of Fiscal 2005.”

-more-